UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 6, 2011 (December 30, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas 77079 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 30, 2010, in conjunction with the litigation settlement described in Item 8.01 of this Form 8-K, Hyperdynamics Corporation  (the “Company,” “we” or “us”) entered into an Amendment to Lockup Agreements (the “Amendment”) with certain holders of our common stock.  The Amendment modifies those Lockup Agreements dated July 21, 2010 (the “Original Lockup Agreements”) by and among us and such shareholders, which were described in, and attached as Exhibits 10.1 and 10.2 to, our Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2010.

The Amendment reduces the number of warrants to purchase shares of our common stock required to be donated to the American Friends of Guinea (“AFG”) by the shareholders from 500,000 to 400,000.  The shareholders will donate to AFG an amount in cash or shares of our common stock equal in value to 50% of the Black Scholes valuation of the 100,000 warrants, which valuation will be calculated using a price of $3.95 per share of our common stock.  The foregoing summary is qualified in its entirety to the terms of the Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K.

Item 8.01.  Other Events.

On December 30, 2010, we settled the case captioned Hyperdynamics Corporation v. J.P. Carey Securities, Inc., et al., Civil Action File No. 2001CV44988, which we originally filed on November 5, 2001 in the Superior Court of Fulton County, Georgia.  A summary of this litigation can be found in our Annual Report on Form 10-K filed with the SEC on September 28, 2010.  Pursuant to the terms of the negotiated settlement, the parties to the litigation agreed to release the claims and counterclaims asserted there, and the holders of the 1,945 outstanding shares of our Series A Convertible Preferred Stock agreed to convert those shares into an aggregate of 239,437 shares of our common stock.  In addition, holders of warrants exercisable into 500,000 shares of our common stock with an exercise price of $4.00 per share agreed to cancel warrants exercisable into 100,000 of such shares.  We entered into a separate agreement related to those warrants as described in Item 1.01 of this Form 8-K.  Another party to the litigation agreed to the cancellation of 7,500 shares of our common stock owned by him.  Pursuant to the terms of the settlement, the parties will file motions to dismiss the Georgia litigation.

Item 9.01 – Financial Statements and Exhibits

(d)	The following exhibits are included with this Report:

Exhibit No.	Description

Exhibit 10.1	Amendment to Lockup Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	January 6, 2011	By:	/s/ Ray Leonard
		Name:	Ray Leonard
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amendment to Lockup Agreements